EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-63411) of Aris Industries, Inc. of our report dated March 28, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


                                                      PricewaterhouseCoopers LLP

New York, New York
April 15, 2002